EQ Advisors TrustSM

1290 VT Socially Responsible Portfolio – Class IA and IB Shares

(formerly EQ/Calvert Socially Responsible Portfolio)

Summary Prospectus dated May 1, 2017

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s current Prospectus and Statement of Additional Information (“SAI”), dated May 1, 2017, as may be amended or supplemented from time to time, and the Portfolio’s audited financial statements included in its annual report to shareholders dated December 31, 2016, are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus, SAI and other information about the Portfolio online at www.axa-equitablefunds.com/allportfolios.aspx. You can also get this information at no cost by calling 1-877-222-2144 or by sending an e-mail request to service@axa.us.com. This Summary Prospectus is intended for use in connection with a variable contract as defined in Section 817(d) of the Internal Revenue Code (“Contracts”) and certain other eligible investors and is not intended for use by other investors.

Investment Objective: Seeks to achieve long-term capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
1290 VT Socially Responsible Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.50%	0.50%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%
Other Expenses	0.20%	0.20%
Total Annual Portfolio Operating Expenses	0.95%	0.95%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$97	$303	$525	$1,166
Class IB Shares	$97	$303	$525	$1,166

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 15% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio seeks to track the investment results of the MSCI KLD 400 Social Index (the “Underlying Index”), which is a free float-adjusted market capitalization index designed to target U.S. companies that have positive environmental, social and governance (“ESG”) characteristics. As of December 31, 2016, the Underlying Index consisted of 400 companies identified by MSCI Inc. (the “Index Provider” or “MSCI”) from the universe of companies included in the MSCI USA IMI Index, which targets 99% of the market coverage of stocks that are listed for trading on the New York Stock Exchange (“NYSE”), NASDAQ Stock Market and the American Stock Exchange. MSCI analyzes each eligible company’s ESG performance using proprietary ratings covering ESG criteria, as described in more detail below. Companies that MSCI determines have significant involvement in the following businesses are not eligible for the Underlying Index: alcohol, tobacco, gambling, civilian firearms, nuclear power, military weapons, adult entertainment and genetically modified organisms.

The Underlying Index may include large-, mid- or small-capitalization companies. Components of the Underlying Index primarily include consumer discretionary, healthcare and information technology companies. The components of the Underlying Index, and the degree to which these components represent certain industry sectors, are likely to change over time.

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The Underlying Index uses company ratings and research provided by MSCI ESG Research to determine eligibility. The following description is as of the date of this Prospectus and is subject to change as determined from time to time by MSCI:

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The Underlying Index uses research to identify companies that demonstrate an ability to manage their ESG risks and opportunities. MSCI identifies key ESG issues that hold the greatest potential risk or opportunity for each industry sector:

Environment	Social	Governance
Carbon Emissions	Labor Management	Corruption & Instability
Product Carbon Footprint	Human Capital Development	Financial System Instability
Energy Efficiency	Health and Safety	Business Ethics & Fraud
Insuring Climate Change Risk	Supply Chain Labor Standards	Anti-Competitive Practices
Water Stress	Controversial Sourcing	Corporate Governance
Biodiversity and Land Use	Product Safety and Quality
Raw Material Sourcing	Chemical Safety
Financing Environmental Impact	Financial Product Safety
Toxic Emissions and Waste	Privacy and Data Security
Packaging Material and Waste	Responsible Investing
Electronic Waste	Insuring Health and Demographic Risk
Opportunities in Clean Tech	Opportunities in Health and Nutrition
Opportunities in Green Building	Access to Communications
Opportunities in Renewable Energy	Access to Finance
Access to Healthcare

MSCI analysts calculate the size of a company’s exposure to each key issue based on an analysis of a company’s business, then take into account the extent to which a company has developed robust strategies and demonstrated a strong track record of performance in managing its specific level of risks or opportunities. Using a sector-specific key issue weighting model, companies are rated and ranked in comparison to their sector peers. The companies in each sector undergo an annual review and are updated on a rolling basis as well as in response to major events.

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The Underlying Index uses research to identify those companies that are involved in very serious controversies involving the ESG impact of their operations or products and services. The MSCI research covers five categories of impact: environment, customers, human rights and community, labor rights and supply chain, and governance. Companies are scored based on an evaluation framework designed to be consistent with international norms as expressed in declarations of the United Nations and its agencies. Companies deemed to be involved in the most severe controversies related to the ESG impact of their operations or products and services are excluded from the Underlying Index.

The selection universe for the Underlying Index is large-, mid- and small-capitalization companies in the MSCI USA IMI Index. The Underlying Index targets a minimum of 200 large- and mid-capitalization constituents. The composition of the Underlying Index is reviewed on a quarterly basis. At each quarterly review, constituents are deleted if they are deleted from the MSCI USA IMI Index, if they fail the exclusion screens, or if their ESG ratings or scores fall below minimum standards. Additions are made to restore the number of constituents to 400. All eligible securities of each issuer are included in the Underlying Index, so the Underlying Index may have more than 400 securities. The Underlying Index is rebalanced at the regular reviews in May, August, November and February.

The Sub-Adviser uses a “passive” or indexing approach to try to achieve the Portfolio’s investment objective. Unlike many investment companies, the Portfolio does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Generally, the Sub-Adviser uses a replication indexing strategy to manage the Portfolio, although in certain instances the Sub-Adviser may use a representative sampling indexing strategy to manage the Portfolio. “Replication” is an indexing strategy that involves holding each security in the Underlying Index in approximately the same weight that the security represents in the Underlying Index. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Portfolio may or may not hold all of the securities in the Underlying Index.

The Portfolio generally invests at least 90% of its total assets in securities of the Underlying Index and in depositary receipts representing securities of the Underlying Index. The Portfolio may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of money market funds, including affiliated money market funds, as well as in securities not included in the Underlying Index, but which the Sub-Adviser believes will help the Portfolio track the Underlying Index. The Portfolio seeks to track the investment results of the Underlying Index before fees and expenses of the Portfolio.

The Portfolio may also lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments. Changes in the value of a

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derivative may not correlate perfectly or at all with the underlying asset, rate or index, and the Portfolio could lose more than the principal amount invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, interest rate risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Portfolio, especially in abnormal market conditions. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Index Strategy Risk: The Portfolio employs an index strategy, that is, it generally invests in the securities included in its index or a representative sample of such securities regardless of market trends. The Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap Company Risk: The Portfolio’s investments in mid-cap companies may involve greater risks than investments in larger, more established issuers because mid-cap companies generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial and management resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount.

Money Market Risk: Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased may reduce the money market fund’s yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation. The Securities and Exchange Commission adopted changes to the rules that govern money market funds which became effective in October 2016. These changes may affect a money market fund’s investment strategies, operations and/or return potential.

Responsible Investing Risk: Investing primarily in responsible investments limits the types and number of investment opportunities available to the Portfolio, and therefore carries the risk that, under certain market conditions, the Portfolio may underperform funds that do not utilize a responsible investment strategy. The application of the ESG screening process may affect the Portfolio’s exposure to certain sectors or types of investments and may impact the Portfolio’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. In addition, the Index Provider may be unsuccessful in creating an index composed of companies that exhibit positive ESG characteristics.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Portfolio’s securities lending agent may indemnify the Portfolio against that risk. The Portfolio will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Portfolio may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Small-Cap Company Risk: The Portfolio’s investments in small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial and management resources and more limited markets for their stock as compared with larger companies. They may depend on a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. As a result, the value of such securities may be more volatile than the securities of larger companies, and because the securities generally trade in lower volumes than larger cap securities, the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2016 compared to the returns of a broad-based securities market index. The additional broad-based securities market index shows how the

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Portfolio’s performance compared with the returns of another index that has characteristics relevant to the Portfolio’s investment strategies. Past performance is not an indication of future performance.

Prior to August 1, 2011, this Portfolio consisted entirely of an actively managed portfolio of equity securities. Performance information for the periods prior to December 9, 2016 is that of the Portfolio when it engaged a different Sub-Adviser and tracked a different underlying index under the name “EQ/Calvert Socially Responsible Portfolio.” Effective December 9, 2016, the Portfolio’s benchmark index against which the Portfolio measures its performance, the Calvert U.S. Large Cap Core Responsible Index, was replaced with the MSCI KLD 400 Social Index. The Adviser believes the MSCI KLD 400 Social Index is more relevant to the Portfolio’s investment strategies.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
15.88% (2012 1st Quarter)	–25.45% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years
1290 VT Socially Responsible Portfolio – Class IA Shares	9.96%	14.50%	6.10%
1290 VT Socially Responsible Portfolio – Class IB Shares	9.94%	14.51%	5.96%
MSCI KLD 400 Social Index (reflects no deduction for fees, expenses, or taxes)	10.92%	14.25%	7.00%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	7.08%	14.50%	8.33%
Calvert U.S. Large Cap Core Responsible Index (reflects no deduction for fees, expenses, or taxes)	11.03%	15.66%	7.39%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Fund’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	August 2012
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	August 2012

Sub-Adviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Alan Mason	Managing Director of BlackRock	December 2016
Greg Savage, CFA®	Managing Director and Portfolio Manager of BlackRock	December 2016
Jennifer Hsui, CFA®	Managing Director of BlackRock	December 2016
Creighton Jue, CFA®	Managing Director of BlackRock	December 2016
Rachel M. Aguirre	Director of BlackRock	December 2016

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

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PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and to other investors eligible under applicable federal income tax regulations.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts, qualified plans and other investors eligible under applicable federal income tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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